SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2007
                                                         -----------------


                         United Financial Bancorp, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                  333-144245              Being applied for
----------------------------         ----------              ------------------
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                                  95 Elm Street
                          West Springfield, Massachusetts                 01089
                          -------------------------------                 -----
                   (Address of principal executive office)            (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
                      ------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 8.01         Other Events.
                  -------------

     On November 16, 2007, United Financial Bancorp, Inc., a recently formed Maryland corporation (the "Company"), the proposed holding company for United Bank and successor company for United Financial Bancorp, Inc., a Federal corporation, issued a press release announcing the results of the subscription offering and community offering portion of its second step conversion, which concluded on November 14, 2007. The Company also announced today that the individual purchase limitation in all categories of the offering combined has been increased from 200,000 shares to 475,000 shares, and the aggregate purchase limitation has been increased from 400,000 shares to 475,000 shares for individuals acting together with others. The Company also announced today that it expects to sell in the aggregate no more than 11,250,000 shares in the subscription offering, community offering and the syndicated offering, subject to market conditions, independent appraiser review and regulatory approval.

     A copy of the press release dated November 16, 2007, which provides additional information, is attached as Exhibit 99.1 to this report.

Item 9.01.                 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                  99.1                     Press release dated November 16, 2007









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  UNITED FINANCIAL BANCORP, INC.


DATE:  November 16, 2007              By:  /s/ Richard B. Collins
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                                           Richard B. Collins
                                           President and Chief Executive Officer